EXHIBIT 99.01

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

NRG ENERGY, INC.

to

NRG Acquisition Company, LLC,
a Subsidiary of Xcel Energy Inc.

Pursuant to the Offer to Exchange

0.4846 of a Share of Common Stock

of

XCEL ENERGY INC.

for

Each Outstanding Share of Common Stock

of

NRG ENERGY, INC.

This Offer, and Your Right to Withdraw Shares of NRG Common Stock You Tender into this Offer,

Will Expire at 5:00 p.m., New York City Time, on April 10, 2002, Unless We Extend this Offer.

The Exchange Agent For The Offer Is:

WELLS FARGO BANK MINNESOTA, N.A.

By Mail: Wells Fargo Bank Minnesota, N.A. Corporate Actions Department P.O. Box 64858 St. Paul, Minnesota 55164-0858	Overnight Delivery or Hand Delivery: Wells Fargo Bank Minnesota, N.A. Corporate Actions Department 161 North Concord Exchange South St. Paul, Minnesota 55075

By Facsimile:

(For Eligible Institutions Only)
(651) 450-2452

For Confirmation of Facsimile, Telephone:

(651) 450-4110

      If you deliver this letter of transmittal to an address other than as set forth above or transmit this letter of transmittal via facsimile to a number other than as set forth above, the letter of transmittal will not be considered to have been validly delivered to the exchange agent.

      You must sign this letter of transmittal where indicated below and complete the Substitute Form W-9 provided below.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill In, If Blank, Exactly as Names(s) Appear(s) on Share Certificate(s))	Shares of NRG Common Stock Tendered (Attach Additional List If Necessary)

	Share Certificate Number(s)(1) (Attach Signed List if Necessary)	Number of Shares Represented	Total Number of Shares Tendered(2)

Total Number

(1) This need not be completed by NRG stockholders who deliver shares by book-entry transfer.

(2)	Unless otherwise indicated, we will assume that you are tendering all shares represented by certificates that you deliver to the exchange agent. See Instruction 4.

________________________________________________________________________________

☐	Check here if the certificates representing your shares have been lost, destroyed or stolen. See Instruction 11.

     You should carefully read the instructions in this letter of transmittal before you complete this letter of transmittal.

      We are furnishing you this letter of transmittal in connection with our offer, on behalf of and as agent for our subsidiary, NRG Acquisition Company, LLC, to exchange 0.4846 of a share of Xcel Energy common stock for each outstanding share of NRG Common Stock, plus cash in lieu of fractional shares. Our offer is being made on the terms and subject to the conditions set forth in our prospectus, dated March 13, 2002, and this letter of transmittal (as they may be amended or supplemented). You should use this letter of transmittal (a) to tender shares of NRG Common Stock evidenced by stock certificates and (b) to tender your shares by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company, or DTC, unless you are utilizing an agent’s message as described in Instruction 1 below.

      If (a) the certificates for your shares are not immediately available, (b) you cannot deliver your certificates and all other required documents to the exchange agent by the expiration of the offer or (c) you cannot complete the procedures for book-entry transfer of your shares by the expiration of the offer, you may nevertheless tender your shares in accordance with the guaranteed delivery procedures we describe under “The Offer — Guaranteed Delivery” in our prospectus. See Instruction 1 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS IN THIS

LETTER OF TRANSMITTAL CAREFULLY

☐	CHECK HERE IF YOUR SHARES OF NRG COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOUR SHARES OF NRG COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Account Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Ladies and Gentlemen:

      The undersigned hereby delivers to NRG Acquisition Company, LLC (the “Purchaser”) the shares of NRG Common Stock described above pursuant to Xcel Energy’s offer, on behalf of and as agent for the Purchaser, to exchange 0.4846 of a share of Xcel Energy common stock for each outstanding share of NRG Common Stock, upon the terms and subject to the conditions set forth in Xcel Energy’s prospectus and this letter of transmittal (as they may be amended or supplemented).

      Upon the terms and subject to the conditions of the offer, subject to, and effective upon, acceptance of the shares of NRG Common Stock being tendered with this letter of transmittal in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to the Purchaser all right, title and interest in and to all of the shares being tendered with this letter of transmittal and irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to those shares, with full power of substitution. The undersigned agrees and acknowledges that this power of attorney is an irrevocable power coupled with an interest in the shares tendered and authorizes the exchange agent to (a) deliver stock certificates for the shares being tendered with this letter of transmittal, or transfer ownership of those shares on the account books maintained by DTC, together, in any case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser, (b) present those shares for transfer on the books of NRG, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of those shares, all in accordance with the terms of the offer. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts the shares tendered with this letter of transmittal for exchange pursuant to the offer.

      By executing this letter of transmittal, the undersigned hereby agrees and acknowledges that the acceptance for exchange of the shares of NRG Common Stock tendered will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to those shares, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect to those shares and, if given, will not be deemed effective. The undersigned agrees and acknowledges that the Purchaser may require that, in order for shares to be validly tendered, the Purchaser must be able to exercise full voting, consent and other rights with respect to those shares, including voting at any meeting of NRG stockholders, immediately upon the Purchaser’s acceptance of those shares for exchange.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of NRG Common Stock being tendered with this letter of transmittal, that the undersigned owns those shares tendered with this letter of transmittal, and that when those shares are accepted for exchange by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to those shares, free and clear of all liens, restrictions, charges and encumbrances and those shares will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents the exchange agent or the Purchaser deems necessary or desirable to complete the sale, assignment and transfer of the shares being tendered with this letter of transmittal.

      The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the offer. All authority conferred or agreed to be conferred by the undersigned will survive the death or incapacity of the undersigned, and any obligation of the undersigned under this letter of transmittal will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the prospectus, this tender is irrevocable.

      The undersigned understands that the valid tender of shares of NRG Common Stock under any one of the procedures described in the prospectus under “The Offer — Procedure for Tendering Shares” and in the Instructions set forth below constitutes a binding agreement among the undersigned, Xcel Energy and the Purchaser upon the terms and subject to the conditions of the offer and if the offer is extended or amended, the terms or conditions of the extension or amendment. The undersigned recognizes that under circumstances described in the prospectus, the Purchaser may not accept, and may not be required to accept, for exchange the shares tendered with this letter of transmittal.

      The undersigned understands that Xcel Energy will not issue any certificates representing fractional shares of Xcel Energy common stock pursuant to the offer. Instead, the exchange agent, acting as agent for NRG stockholders otherwise entitled to receive fractional shares of Xcel Energy common stock, will aggregate all fractional shares and sell them for the accounts of such stockholders. The proceeds realized by the exchange agent upon the sale of such fractional shares will be distributed, net of commissions, to such stockholders on a pro rata basis. Therefore, each tendering NRG stockholder who would otherwise be entitled to a fraction of an Xcel Energy share, after the aggregation by the exchange agent of all fractional shares to which the stockholder would otherwise be entitled, will receive cash in an amount equal to the product obtained by multiplying (a) the fraction of an Xcel Energy share to which the holder would otherwise be entitled, by (b) the closing price of the Xcel Energy shares as reported on the New York Stock Exchange on the expiration date of the offer. Such cash payment will be made through the exchange agent if the shares of NRG Common Stock are tendered to the exchange agent or if such shares are tendered through DTC. None of the exchange agent, Xcel Energy, NRG, the information agent or the dealer manager will guarantee any minimum proceeds from the sale of shares of Xcel Energy common stock, and no interest will be paid on any such proceeds.

      Unless otherwise indicated under “Special Issuance Instructions,” please issue the Xcel Energy shares to be issued in exchange for the shares of NRG Common Stock tendered with this letter of transmittal and any check for cash in lieu of a fraction of an Xcel Energy share in the name of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver the stock certificates evidencing the Xcel Energy shares to be issued in exchange for the shares tendered with this letter of transmittal and any check for cash in lieu of a fraction of an Xcel Energy share to the address of the undersigned shown below under the undersigned’s signature. In the event that the box entitled “Special Issuance Instructions” and/or the box entitled “Special Delivery Instructions” are completed, please issue the stock certificates evidencing the Xcel Energy shares to be issued in exchange for the shares tendered with this letter of transmittal, and any check for cash in lieu of a fraction of an Xcel Energy share, in the name of, and/or deliver those stock certificates and check to, the person or persons indicated. The undersigned recognizes that, if Xcel Energy does not accept shares for exchange pursuant to the offer, it will not be under any obligation, pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” or otherwise to: (a) transfer any shares from the name(s) of the registered holder; (b) return such shares by crediting an account at DTC other than the account from which those shares were transferred; or (c) deliver stock certificates evidencing shares to an address other than that shown below under the undersigned’s signature.

☐ Check here if special issuance instructions apply

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the stock certificates evidencing the Xcel Energy shares to be issued in exchange for shares of NRG Common Stock pursuant to the offer, and any check for cash in lieu of a fraction of an Xcel Energy share, are to be issued in the name of someone other than the name of the undersigned set forth on the next page.

Name: (Please type or print)
Address:

(Include zip code)

(Tax identification number or social security number) (See Substitute Form W-9)

☐	Check here if special delivery instructions apply

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the stock certificates evidencing the Xcel Energy shares to be issued in exchange for shares of NRG Common Stock pursuant to the offer and any check for cash in lieu of a fraction of an Xcel Energy share are to be sent to someone other than the undersigned or to the address other than that set forth on the next page under the undersigned’s signature.
Name: (Please type or print)
Address:

(Include zip code)

(Tax identification number or social security number) (See Substitute Form W-9)

IMPORTANT

NRG STOCKHOLDERS SIGN HERE

(Please Complete Substitute Form W-9 Below)

(Signature(s) of stockholders)

Dated

(Must be signed by registered holder(s) exactly as name(s) appear(s) on NRG stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 5.)

Name(s)

(Please print)

Capacity (full title)

(See Instruction 5)

Address

(Include zip code)

Area Code and Telephone No.

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(See Instructions 2 and 5)
FOR USE BY ELIGIBLE INSTITUTIONS ONLY
PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature

Name

(Please print)

Title

(Please print)

Name of Firm

(Please print)

Address

(Please print)

Area Code and Telephone No.

Dated

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. You should complete this letter of transmittal (a) if you are delivering stock certificates representing shares of NRG Common Stock to the exchange agent or (b) if you are delivering shares by book-entry transfer, unless an agent’s message will be delivered to the exchange agent in respect of the shares you deliver by book-entry transfer.

      To validly tender your shares of NRG Common Stock pursuant to the offer, you must either (a) deliver a properly completed and duly executed letter of transmittal (or a properly completed and manually signed facsimile), together with any required signature guarantees and any other required documents, to the exchange agent at one of its addresses set forth above by the expiration of the offer and either deliver certificates representing the tendered shares to the exchange agent at one of those addresses by the expiration of the offer or arrange for delivery of shares by book-entry transfer to an account maintained by the exchange agent at DTC and, in that case, a book-entry confirmation of transfer must be received by the exchange agent by the expiration of the offer, or (b) arrange for delivery of a book-entry transfer of your shares to the exchange agent’s account at DTC, and, in that case, a book-entry confirmation of transfer, including an agent’s message, must be received by the exchange agent by the expiration of the offer. If the certificates for your shares are not immediately available or you cannot deliver your certificates and all other required documents to the exchange agent by the expiration of the offer or you cannot complete the procedures for book-entry transfer of your shares before the expiration of the offer, you may nevertheless tender your shares in accordance with the guaranteed delivery procedures we describe below.

      To tender your shares of NRG Common Stock in accordance with the guaranteed delivery procedures: (a) your tender must be made by or through an eligible institution; (b) the exchange agent must receive a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us, by the expiration of the offer; and (c) the certificates for all tendered shares, in proper form for transfer, or a book-entry confirmation with respect to all tendered shares, together with a properly completed and duly executed letter of transmittal, or a properly completed and manually signed facsimile, with any required signature guarantees and any other required documents, or an agent’s message with respect to all tendered shares, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

      The term “agent’s message” means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that the participant has received and agrees to be bound by the terms of the letter of transmittal and that we may enforce this agreement against the participant.

      The method of delivery of the shares of NRG Common Stock, this letter of transmittal, the certificate(s) representing the shares and all other required documents, including delivery through DTC, is at your option and sole risk. The delivery will be deemed made only when actually received by the exchange agent, including, in the case of a book-entry transfer, by book-entry confirmation. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Xcel Energy shares will be issued. By executing this letter of transmittal or a manually signed facsimile, you will waive any right to receive any notice of acceptance of your shares for exchange.

      2. Guarantee of Signatures. No signature guarantee is required on this letter of transmittal (a) if this letter of transmittal is signed by the registered holder(s) of shares of NRG Common Stock, unless the holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions,” or (b) if shares are tendered for the account of an eligible institution. In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See Instruction 5 of this letter of transmittal.

      By “eligible institution,” we mean a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent’s Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Signature Program or any other “eligible guarantor institution,” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

      For purposes of this letter of transmittal, a DTC participant whose name appears on the DTC security position listing as the owner of shares of NRG Common Stock will be considered a registered holder of those shares.

      3. Inadequate Space. If the space provided under “Description of Shares Tendered” is inadequate, the number of shares of NRG Common Stock tendered and the stock certificate numbers with respect to those shares should be listed on a separate signed schedule attached to the letter of transmittal.

      4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all the shares of NRG Common Stock evidenced by any NRG stock certificate delivered to the exchange agent with this letter of transmittal are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Total Number of Shares Tendered.” All shares represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. We will return a new stock certificate representing shares of NRG Common Stock not tendered into the offer. The certificates will be issued in the same name as the stock certificate delivered to the exchange agent and delivered to the address provided for the signer of the letter of transmittal.

      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this letter of transmittal is signed by the registered holder(s) of the shares of NRG Common Stock tendered with this letter of transmittal, the signature(s) must correspond with the name(s) as written on the face of the applicable stock certificate(s) or on the DTC security position listing, without alteration, enlargement or any change whatsoever.

      If any of the tendered shares are held of record by two or more joint owners, all joint owners must sign this letter of transmittal.

      If any of the tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of stock certificates.

      If this letter of transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to us of the authority of that person to act must be submitted.

      If this letter of transmittal is signed by the registered holder(s) of the shares listed and transmitted, no endorsements of stock certificates or separate stock powers are required.

      If this letter of transmittal is signed by a person other than the registered holder(s) of the shares evidenced by stock certificates listed and transmitted, the stock certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the stock certificates. Signature(s) on any such stock certificates or stock powers must be guaranteed by an eligible institution.

      6. Stock Transfer Taxes. To validly tender NRG shares, you must provide us with evidence satisfactory to us of payment of any required stock transfer taxes, whether imposed on the registered holder(s) or any other person, due as a result of exchange of shares in the offer unless evidence satisfactory to us of an exemption is submitted.

      7. Special Issuance and Delivery Instructions. If the stock certificates evidencing the Xcel Energy shares to be issued in exchange for shares of NRG Common Stock tendered into the offer and any check for cash in lieu of fractional shares are to be issued in the name of and/or delivered to a person other than the signer of the letter of transmittal, or delivered to an address other than the address provided for the signer of the letter of transmittal, the appropriate boxes on this letter of transmittal should be completed.

      8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the dealer manager or the information agent at their respective addresses and telephone numbers set forth below. Requests for additional copies of the prospectus, this letter of transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the dealer manager or the information agent or to brokers, dealers, commercial banks or trust companies. Such materials will be furnished at our expense.

      9. Waiver Of Conditions. We reserve the absolute right in our sole discretion to waive the conditions to the offer and to make any change in the terms or the conditions to the offer, except as described in our prospectus.

      10. Substitute Form W-9. Under U.S. federal income tax law, you are required to provide the exchange agent with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below, and to certify under penalties of perjury whether you are subject to backup withholding. Failure to provide such information on the form may subject you to federal income tax withholding on reportable payments made to you. If you are an individual, your TIN is your social security number. You must cross out Part 2 of Substitute Form W-9 if you are subject to backup withholding. The box in Part 3 of the form should be checked if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part 3 is checked, you must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If you have checked the box in Part 3 and do not provide the exchange agent with a properly certified TIN within 60 days, the exchange agent will withhold federal income tax from any reportable payments made thereafter until a properly certified TIN is received by the exchange agent. See “Important Tax Information.”

      11. Lost, Destroyed or Stolen Stock Certificates. If any stock certificate(s) evidencing your shares of NRG Common Stock has been lost, destroyed or stolen, you should notify the exchange agent by checking the box above. The exchange agent will contact you with instructions on the steps that must be taken to replace the stock certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen stock certificates have been followed.

Important: This letter of transmittal, or a manually signed facsimile, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the exchange agent by the expiration of the offer and either certificates for tendered shares must be received by the exchange agent or shares must be delivered pursuant to the procedures for book-entry transfer, in each case by the expiration of the offer, or you must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, you are required to provide your correct TIN on the Substitute Form W-9 below and to certify that the TIN provided on the Substitute Form W-9 is correct (or that you are awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If you are an individual, the TIN is your social security number. If the exchange agent is not provided with your correct TIN, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any reportable payments may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in criminal and/or civil fines and penalties.

      Certain holders or other payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. If you are a foreign individual, to qualify as an exempt recipient you must submit to the exchange agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to your exempt status. Forms of such statements may be obtained from the exchange agent. Holders (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions and are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

      If backup withholding applies to you, the exchange agent is required to withhold federal income tax from any reportable payments made to you (or another payee). Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup federal income tax withholding on reportable payments, you are required to notify the exchange agent of your correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on the form is correct (or that you are awaiting a TIN) and certifying that (a) you are exempt from backup withholding, (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

What Number to Give the Exchange Agent

      You are required to give the exchange agent your social security number or employer identification number. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

TAXPAYER IDENTIFICATION NO. — FOR ALL ACCOUNTS

      For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed under “Important Tax Information” above. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “Obtaining a Number” in the enclosed guidelines. Note: if the account is in more than one name, see the chart in the enclosed guidelines to determine what number to enter.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number (if awaiting TIN write “Applied for”) OR Employer Identification Number (if awaiting TIN write “Applied for”)

Part II — Certification: Under penalty of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service, or IRS, that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) I have been notified by the IRS that I am no longer subject to backup withholding; and
(3) any information provided on this form is true, correct and complete.

Certification Instructions — You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
Signature Date

Part III — Awaiting TIN ☐
Signature Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER (I.E., ANY CASH PAID IN LIEU OF A FRACTION OF AN XCEL ENERGY SHARE). PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within 60 days, all reportable payments made to me hereafter, including cash in lieu of a fraction of an Xcel Energy share, will be subject to federal income tax withholding, which will be remitted to the IRS until I provide a number.

Signature

 Date

Name (Please Print)

 Date

      Questions and requests for assistance may be directed to the information agent or the dealer manager at their respective addresses and telephone numbers listed below. Additional copies of the prospectus, this letter of transmittal and other offer materials may be obtained from the information agent or the dealer manager and will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

The Information Agent For The Offer Is:

111 Commerce Road

Carlstadt, New Jersey 07072

Banks and Brokers Please Call: (201) 896-1900

All Others Call Toll Free: (866) 800-0230

The Dealer Manager For The Offer Is:

745 Seventh Avenue

New York, New York 10019
Call Collect: (212) 526-7000 x1794